UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2022

IMMUNIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36201	56-2358443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Avenue of the Americas, Suite 200

New York, NY 10036

USA

(Address of principal executive offices)

Registrant’s telephone number, including area code: (332) 255-9818

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001	IMUX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. Yes ☐ No ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 5, 2022, Immunic, Inc. (the “Company”) announced the appointment of Monika Maria Törnsén as a member of the Board of Directors (the “Board”) of the Company, effective as of July 5, 2022. As a Class III director, Ms. Törnsén’s term lasts until the Company’s 2023 annual meeting of stockholders.

Ms. Törnsén is not a party to, and does not have any direct or indirect material interest in, any transaction requiring disclosure under Item 404(a) of Regulation S-K. There are no arrangements or understandings between Ms. Törnsén and any other persons pursuant to which she was selected as a director.

In connection with her appointment as director, Ms. Törnsén will be granted a long-term equity incentive grant in the form of an option (the “Option”) to purchase a total of 30,000 shares of the Company’s common stock. The option to purchase 10,000 shares vests in monthly increments over a period of one year from the grant date, and the option to purchase 20,000 shares vests in monthly increments over a period of three years from the grant date. The Option will have an exercise price per share equal to the closing price of the Company’s common stock on The Nasdaq Stock Market on the date of grant.

Additionally, Ms. Törnsén and the Company entered into the Company’s standard form of indemnification agreement for directors and executive officers.

The Company also announced that current Class III director, Jan Van den Bossche, will be resigning from the Board. The Board accepted Mr. Van den Bossche’s resignation effective July 5, 2022. Mr. Van den Bossche’s decision to resign did not result from any disagreement with the Company on any matter relating to Company operations, policies or practices.

A copy of the press release announcing the foregoing matters is filed with this Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press release dated July 5, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: July 7, 2022	Immunic, Inc.

	By:	/s/ Daniel Vitt
Daniel Vitt
President and Chief Executive Officer